Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 15 — Subsequent Events

The Company has evaluated its subsequent events as of December 31, 2025, through the date these consolidated financial statements were issued and has determined that there are no subsequent events requiring disclosure in these consolidated financial statements other than the items noted below.

On January 26, 2026, the Company granted 14,648 stock options to the Company’s Board of Directors, with a strike price of $26.25, as adjusted by the Reverse Stock Split. A portion of these awards vest on the 1 year anniversary of the Closing Date, and the remaining awards vest in three equal installments, with each installment vesting at the anniversary of the grant date over the next three years.

On January 27, 2026, the Company executed a 15 month lease agreement for its office and lab facilities for a total consideration of $0.3 million to be paid over the lease term.

On February 11, 2026, the Company entered into a know-how license agreement (the “License Agreement”) with Mayo Foundation for Medical Education and Research (“Mayo”). Under the License Agreement, Mayo granted the Company an exclusive, worldwide license (with the right to sublicense) to certain patent rights and a non-exclusive license to related know-how in the fields of continuous oxygen measurement tools and Critical Limb-Threatening Ischemia (“CLTI”), including use with the Company’s Lumee product and future versions. The License Agreement has a term ending upon the later of the expiration of the last relevant patent or the 15th anniversary of the first commercial sale of the last launched licensed product, after which the license becomes fully paid-up if the Company has met its obligations.

Mayo will provide reasonable access to its investigators to facilitate know-how transfer. Sublicensing requires Mayo’s prior written approval and must meet specified conditions. Financial terms include royalties on net sales of licensed products, milestone payments upon achievement of specified development and commercialization events, and a share of sublicense income. The Company is required to provide regular royalty reports and maintain records subject to audit.

On February 11, 2026, the Company was notified that the PPP Loan 2 had been forgiven. The Company will recognize a gain on the extinguishment of the PPP Loan 2 in the first quarter of 2026.

On February 10, 2026, the Company sold 3 Bitcoins at a price of $69,222 per Bitcoin for an aggregate amount of $0.2 million. On February 17, 2026, the Company sold 5.5 Bitcoins at a price of $67,156 per Bitcoin for an aggregate amount of $0.4 million. On March 11, 2026, the Company’s management made the determination to terminate the Company’s Bitcoin treasury reserve strategy in light of current market conditions and the Company’s evaluation of its capital allocation priorities. On March 13, 2026, the Company sold the remaining balance of 8.01 Bitcoins, at a price of $71,457 per Bitcoin for an aggregate amount of $0.6 million.

In February 2026, the Company received a demand letter from counsel for a former employee for unpaid wages of approximately $0.2 million, including statutory penalties, and the amount has been accrued for as of December 31, 2025. The letter demands payment and states that litigation may be initiated if the matter is not resolved.

During the months February through April 2026, the Company issued 481,439 shares of the Company’s common stock in exchange for $0.8 million under the ELOC Purchase Agreement; the Company issued 2,696,907 shares of the Company’s common stock for settlement of $1.9 million of principal and interest on the Company’s loans payable, and cancelled 130 shares of common stock due to the settlement of fractional share issuances.

On March 20, 2026, the related party convertible promissory note was amended to extend the maturity date from January 11, 2026 to December 31, 2026. On April 6, 2026, the Company amended the note to update the conversion price to $0.76 per share and concurrently approved the conversion of the entire outstanding principal balance of $1.9 million into 2,460,257 shares of its common stock to the holders.

On March 11, 2026, the Company received a staff determination letter from Nasdaq indicating that Profusa has not regained compliance with the Minimum Bid Price Requirement. Nasdaq previously provided a 180-day compliance period that expired on March 10, 2026; the Company did not regain compliance by that date. As a result, the Company’s securities are subject to delisting from The Nasdaq Global Market. In addition, Nasdaq indicated in its March 11, 2026 letter that the Company also did not regain compliance with the MVLS Requirement by March 10, 2026. Nasdaq stated that this MVLS deficiency is an additional basis for delisting. The Company exercised its right to appeal the delisting decision, and was notified on March 19, 2026 that the delisting action has been stayed. Profusa’s hearing with the Nasdaq Hearings Panel took place on April 21, 2026, but has not yet received the Panel’s final determination.

On April 2, 2026, the Company entered into Amendment No. 4 to its PIPE Subscription Agreement and related Pledge Agreement with Ascent. Under Amendment No. 4, the Company may request additional funding with an aggregate principal amount of up to $12.2 million, subject to the terms and conditions of the amended agreements.

Amendment No. 4 also modified certain terms of the related Pledge Agreement, including revising the release condition to provide that the applicable release condition will be satisfied upon payment in full, whether in cash or through conversion, of an aggregate principal amount of $1.7 million of notes issued in the additional closings expected to occur on or shortly after April 2, 2026. In addition, the Company and Ascent agreed that any mandatory prepayment amounts received under the notes will first be applied to obligations related to such additional notes and thereafter to certain previously issued secured convertible promissory notes.

In connection with the additional closing on April 2, 2026, the Company issued as Ascent PIPE Note with an aggregate principal amount of $0.6 million and a warrant to purchase 3,333,333 shares of the Company’s common stock at an initial exercise price of $0.50 per share. The note matures on April 2, 2027, bears interest at 12% per annum and is convertible into shares of the Company’s common stock, subject to the terms of the note. The warrant contains customary terms and provisions for instruments of this nature.

On March 31, 2026 (as amended and restated on April 3, 2026), the Company entered into a non-binding letter of intent with Bio Insights LLC (“Bio Insights”) to acquire certain assets, including the PanOmics assay and related know-how, for aggregate consideration of $30.0 million, payable entirely through the issuance of equity securities of the Company, including common stock and convertible preferred stock. In connection with the proposed transaction, Bio Insights would be entitled to receive royalty payments equal to 3% of net revenues, payable annually following completion of audited financial statements. The proposed transaction remains subject to the execution of definitive agreements, stockholder approval, and other customary closing conditions.